2Q22 EARNINGS REPORT PennyMac Mortgage Investment Trust August 2022 Exhibit 99.2

FORWARD LOOKING STATEMENTS 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates and prepayment rates; the impact of the COVID-19 pandemic on our business; future loan originations and production; future loan delinquencies and forbearances; future investment strategies, including the resumption of lender risk share transactions; and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in interest rates; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the impact to our CRT agreements of increased borrower requests for forbearance under the CARES Act; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or manmade disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; the degree and nature of the Company’s competition; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters; the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as market-driven value changes that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

PENNYMAC MORTGAGE INVESTMENT TRUST

SECOND QUARTER HIGHLIGHTS

Net loss driven primarily by fair value declines in PMT's Credit Sensitive Strategies due to credit spread widening and tax provisions in its taxable REIT subsidiary, partially offset by results in its Interest Rate Sensitive Strategies and Correspondent Production segments

2Q22 Results

Net loss attributable to common shareholders[1]	Diluted EPS[2]
$(81)mm	$(0.88)

Return on common equity	Book value per share
(20)%	$16.59

Dividend and Other

Dividend per common share	Shares repurchased
$0.47	1.9mm

CREDIT SENSITIVE STRATEGIES

Pretax income	Income excluding market-driven value changes[3]	Fair value of organically-created GSE CRT[2] investments
$(64)mm	$19mm	$1.3bn

INTEREST RATE SENSITIVE STRATEGIES

Pretax income	Income excluding market-driven value changes[3]	New MSR[2] investments	Fair value of MSR investments
$29mm	$46mm	$171mm	$3.7bn

CORRESPONDENT PRODUCTION

Pretax income	Conventional correspondent production volume	Correspondent seller relationships
$10mm	$10.3bn	777

Note: All figures are for 2Q22 or as of 6/30/22

(1) Net loss attributable to common shareholders includes a provision for tax expense of $31 million

(2) EPS = earnings per share. GSE = Government-sponsored enterprises. CRT = credit risk transfer. MSR = mortgage servicing rights.

(3) Excludes $83 million of market-driven value losses in the credit sensitive strategies and $17 million of market-driven value losses in the interest rate sensitive strategies – see slide 10 for additional details

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4 ORIGINATION MARKET HAS DECLINED MEANINGFULLY U.S. Mortgage Origination Market(1) ($ in trillions) Mortgage Rates Have Rapidly Increased Third party forecasts for 2022 total originations range from $2.4 trillion to $2.8 trillion, reflecting a substantial decline from 2021’s all-time record Excess industry capacity established in recent years is actively being reduced by market participants Purchase originations expected to comprise the majority of volume for the next few years Pennymac has historically over-indexed the purchase money market and is one of the largest producers of purchase-money loans in the U.S.(4) (1) Actual originations: Inside Mortgage Finance. Forecast originations: Average of Mortgage Bankers Association (7/18/22), Fannie Mae (7/11/22), and Freddie Mac (7/20/22) forecasts. (2) Freddie Mac Primary Mortgage Market Survey 5.30% as of 7/28/22 (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index (4) Inside Mortgage Finance for the 12 months ended 3/31/22. Pennymac collectively refers to PFSI and PMT, a mortgage real estate investment trust listed on the New York Stock Exchange. (2) (3)

5 PMT’S POTENTIAL INVESTMENT OPPORTUNITIES LENDER-based CRT TRANSACTIONS WITH FANNIE MAE AND FREDDIE MAC Delivered nearly $120 billion in UPB of loans into CRT transactions with Fannie Mae from 2015 through 2020 Compelling rationale for lender risk share: Strong alignment of interest between the GSEs and PMT as the acquirer and servicer of the loans Provides improved capital relief for the GSEs under the amended Enterprise Regulatory Capital Framework De-risks the U.S. taxpayer by providing private capital to the housing finance ecosystem Actively engaged in discussions with Fannie Mae and Freddie Mac regarding resumption of lender-risk share transactions(1); PMT is well-positioned given our history, platform and expertise (1) Since the end of 2020, we have not created any new front-end lender risk share transactions and any future lender risk share transactions with Fannie Mae or Freddie Mac are subject to approval by the FHFA Current Opportunistic investments Rising interest rates and wider credit spreads have driven opportunities for PMT to deploy capital at attractive, long-term risk-adjusted returns Invested approximately $140 million in floating-rate CRT bonds issued by Fannie Mae and Freddie Mac in the first half of 2022; also invested $27 million in fixed-rate bonds from a senior tranche of a jumbo securitization Continue to monitor market opportunities to invest in high quality residential mortgage assets Fannie Mae CAS bonds and Freddie Mac STACR bonds Subordinate bonds from investor loan securitizations Senior and subordinate bonds from jumbo securitizations

6 RUN-RATE RETURN POTENTIAL FROM PMT’S INVESTMENT STRATEGIES Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics, and loss treatment for CRT transactions as described on slide 26), and does not contemplate market-driven value changes other than realization of cash flows and hedge costs, or significant changes or shocks to current market conditions. Actual results may differ materially.  (1) Equity allocated represents management’s internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment. (2) Includes legacy distressed loan portfolio and opportunistic investments in GSE CRT (3) ROE calculated as a percentage of segment equity (4) ROE calculated as a percentage of total equity Represents the average annualized return and quarterly earnings potential PMT expects from its strategies over the next four quarters Reflects performance expectations in the current mortgage market Return potential of PMT’s organically-created investments in GSE CRT increased slightly from the prior quarter as credit spreads continued to widen More consistent returns for the interest rate sensitive strategies given slower prepayment speeds High levels of competition in conventional correspondent production with low volumes and tight margins Excludes potential contributions from additional opportunistic investments or those under exploration, such as new investments in PMT’s organically-created GSE CRT or the introduction of new products PMT’s forecast for taxable income and liquidity continues to support the common dividend at its current level of $0.47 per share through 2022; thereafter, the dividend level will be driven primarily by projections of PMT's earnings potential

7 CORRESPONDENT PRODUCTION HIGHLIGHTS Note: May not sum due to rounding (1) For government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee to PFSI (2) Conventional conforming interest rate lock commitments (3) Based on funded loans subject to fulfillment fees (1) Correspondent acquisitions in 2Q22 totaled $21.0 billion in UPB, down 7% Q/Q and 55% Y/Y 49% conventional loans; 51% government loans Conventional conforming acquisitions of $10.3 billion in UPB, up 6% Q/Q and down 66% Y/Y Government acquisitions of $10.6 billion in UPB, down 16% Q/Q and 34% Y/Y(1) Conventional lock volume was $11.1 billion in UPB, up 9% Q/Q and down 66% Y/Y(2) Volumes increased from the prior quarter as correspondents seek well-capitalized and reliable aggregators to sell loans servicing-released Pennymac remains the largest correspondent aggregator in the U.S. July correspondent acquisitions totaled $0.8 billion in UPB; locks were $1.4 billion in UPB Correspondent Production Volume and Mix (UPB in billions)

8 TRENDS IN MSR INVESTMENTS MSR assets were $3.7 billion as of June 30th, up from $3.4 billion at March 31st, 2022 Driven by fair value increases and newly originated MSR investments of $171 million resulting from PMT’s conventional production volumes UPB associated with MSR investments increased to $222.5 billion from $219.0 billion at March 31st, 2022 MSR Investments ($ in millions)

9 TRENDS IN PMT’S UNIQUE INVESTMENTS IN GSE CREDIT RISK TRANSFER UPB and fair value of PMT’s organically-created CRT investments declined from March 31st, 2022 due to fair value decreases that resulted from market credit spread widening and prepayments The 60+ day delinquency rate declined from March 31st, 2022 as the overall number of delinquent loans decreased faster than the decline in UPB Cumulative lifetime losses decreased due to recoveries of previously-recognized losses related to L Street Securities 2017-PM1 – see slide 23 Actively engaged in discussions with Fannie Mae and Freddie Mac regarding resumption of lender-risk share transactions(2) (1) The fair value of PMT’s organically created GSE CRT investments is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable (2) Since the end of 2020, we have not created any new front-end lender risk share transactions and any future lender risk share transactions with Fannie Mae or Freddie Mac are subject to approval by the FHFA (3) WA FICO and LTV metrics at origination for the population of loans remaining as of the date presented. Delinquent loans includes delinquent loans on forbearance plans. ($ in millions) Organically-Created GSE CRT Investments(1)

10 SECOND QUARTER RESULTS AND RETURN CONTRIBUTIONS BY STRATEGY Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Categorization of income as market-driven value changes based on management assessment. Income excluding market-driven value changes does not represent REIT taxable income and is a non-GAAP figure. (3) Equity allocated represents management’s internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment. (4) Includes legacy distressed loan portfolio and opportunistic investments in GSE CRT (5) ROE calculated as a percentage of total equity

11 HEDGING APPROACH CENTRAL TO PMT’S INTEREST RATE SENSITIVE INVESTMENTS PMT seeks to manage interest rate risk exposure on a “global” basis, recognizing interest rate sensitivities across its investment strategies In 2Q22, MSR fair value increased(1) Driven by higher mortgage rates, resulting in expectations for lower prepayment activity in the future Resulted in a provision for income tax Partially offset by fair value declines in Agency MBS and interest rate hedges Primarily driven by higher interest rates MSR Valuation Changes and Offsets ($ in millions) (1) Before recognition of realization of cash flows

CRT Financing MSR Financing 12 PMT’S FLEXIBLE AND SOPHISTICATED FINANCING STRUCTURES CRT term notes do not contain mark-to-market provisions CRT transactions currently financed by term notes with upcoming maturities are expected to be financed with securities repurchase agreements or refinanced with the subsequent issuance of additional term notes All CRT term notes contain the ability to extend the maturity for 2 years at PMT’s discretion, except $244 million of CRT Term Notes due December 2022 Issued $305 million in new 5-year term notes secured by FNMA MSR Maturity profile of MSR term notes aligns more closely with the expected life of the MSR asset than short term borrowings Secured term notes due in April 2023 contain the ability to extend the maturity for 2-years at PMT’s discretion Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances $350mm FMSR Term Notes due March 2026 $305mm FMSR Term Notes due June 2027 $450mm FMSR Term Notes due April 2023 $324mm CRT Term Notes due February 2024 $66mm CRT Term Notes due March 2023 $244mm CRT Term Notes due December 2022 $62mm CRT Term Notes due Oct 2022 $62mm securities repurchase agreements $199mm CRT Term Notes due May 2023 $345mm 5.500% due March 2026 $210mm 5.500% due November 2024 Exchangeable Senior Notes Low, fixed interest rates More than two years until first maturity of exchangeable senior notes Provides flexibility and complements asset-backed structures Financing capacity across multiple banks $1.01bn drawn Note: All figures are as of June 30, 2022

APPENDIX

14 PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS Leading producer of conventional conforming mortgage loans Significant growth in market share over PMT’s 13-year history driven by operational excellence and high service levels Provides unique ability to produce investment assets organically Investments in credit risk on PMT’s high-quality loan production with ability to influence performance through active servicing supplemented by opportunistic investments in CRT bonds issued by the GSEs Approximately $26.3 billion in UPB of loans underlying PMT’s front-end GSE CRT investments at June 30, 2022 Pursuing potential opportunities for new lender risk share agreements with the GSEs MSR investments created through the securitization of conventional correspondent loan production Hedged with Agency MBS and interest rate derivatives Strong track record and discipline in hedging interest rate risk Correspondent Production Interest Rate Sensitive Strategies Credit Sensitive Strategies

Reserves maintained for: ROBUST LIQUIDITY RISK MANAGEMENT DISCIPLINE 15 $890 million in available liquidity at June 30, 2022(1), significantly in excess of minimum requirements and internally established reserve levels (1) Includes $421 million in cash and short-term investments plus $469 million in amounts that can be immediately borrowed on facilities with pledged collateral Minimum Regulatory and Counterparty Requirements Ongoing Operations Unexpected Environmental Shocks Financing covenants and other requirements of counterparties, regulators and rating agencies Well-positioned to meet the additional eligibility standards recently proposed by FHFA for non-bank, Agency seller/servicers Fulfillment of known financial commitments and obligations Operating expenses, income tax payments, principal and interest payments on outstanding debt, dividend payments and other Expected cash needs for business activities Potential margin calls related to sudden interest rate changes; also considers potential timing difference between margin calls and ability to draw on certain liquidity sources Potential margin calls related to sudden changes in credit spreads for credit sensitive investments currently financed by securities repurchase agreements Servicing advances in a severe loan delinquency and prepayment rate scenario

16 HISTORICAL EARNINGS, DIVIDENDS AND BOOK VALUE PER SHARE Repurchased 24.5 million common shares from 3Q15 through 2Q22 Issued 39.2 million common shares through underwritten common equity offerings and our ATM program in 2019 and 2020 (1) (1) At period end. (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period. ROE(2): 103% 19% 15% 13% 6% -9% -6% -7% -20%

CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS

Average 30-year fixed rate mortgage[1]


5.70%
4.67%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22

10-year Treasury Bond Yield[2]


3.01%
2.34%
4.0%
3.0%
2.0%
1.0%
0.0%
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22

Macroeconomic Metrics[3]

	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22
10-year Treasury bond yield	1.5%	1.5%	1.5%	2.3%	3.0%
2/10 year Treasury yield spread	1.2%	1.2%	0.8%	0.0%	0.1%
30-year fixed rate mortgage	3.0%	3.0%	3.1%	4.7%	5.7%
Secondary mortgage rate	1.9%	2.0%	2.1%	3.5%	4.4%
U.S. home price appreciation (Y/Y % change)	18.7%	19.7%	18.8%	20.6%	19.7%
Residential mortgage originations (in billions)	$1,125	$1,090	$995	$725	$650

Footnotes

(1) Freddie Mac Primary Mortgage Market Survey. 5.30% as of 7/28/22
(2) U.S. Department of the Treasury. 2.68% as of 7/28/22
(3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg.
Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey.
Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg.
U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA). Data is as of 5/31/22.
Residential mortgage originations are for the quarterly period ended. Source: Inside Mortgage Finance.

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18 PMT’S INVESTMENT ACTIVITY BY STRATEGY DURING THE QUARTER Credit Sensitive Strategies Interest Rate Sensitive Strategies ($ in millions) (1) The fair value of PMT’s organically-created GSE CRT investments from is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable. (2) As discussed in Note 6 – Variable Interest Entities to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, we consolidate the assets and liabilities in the trust that issued the subordinate bonds. Accordingly, this investment is shown as Loans at fair value and Asset-backed financing of variable interest entities on our consolidated balance sheet. (3) Includes legacy distressed loan portfolio and opportunistic investments in GSE CRT. Net new investments also reflect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments. Includes $10.7 million in carrying value of real estate acquired in settlement of loans at 6/30/22. (4) MBS = Mortgage-backed securities. Net new investments in Agency MBS represents rebalancing of the MBS portfolio (considered along with to be announced (TBA) hedges in managing PMT’s interest rate risk) and runoff. (5) Net new investments represents new investments net of sales, liquidations, and runoff.

19 MSR ASSET VALUATION Mortgage Servicing Rights (1) Weighted average

20 INTEREST RATE SENSITIVE STRATEGIES DESIGNED TO MITIGATE INTEREST RATE VOLATILITY Estimated Sensitivity to Changes in Interest Rates at 6/30/22 % change in PMT’s shareholders’ equity PMT’s interest rate risk exposure is managed on a “global” basis Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Contributes to stability of book value (1) Interest rate shocks to 10-year Treasury. Sensitivity based on shocks of first principal component of treasury yield curve. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs and hedges which includes or may include put and call options on MBS, Eurodollar futures, Treasury futures, and exchange-traded swaps (4) Net exposure represents the net position of the “Long” assets and the MSRs and hedges (2) (3) (4) Gain in value with increasing rates Gain in value with decreasing rates MSRs Agency MBS Interest Rate Hedges

21 HISTORICAL TRENDS IN DELINQUENCIES AND ADVANCES Overall mortgage delinquency rates have returned to pre-pandemic levels; however, delinquency rates of seriously delinquent loans (90+ days) remains elevated Servicing advances were approximately $65 million at June 30, 2022, down from $93 million at March 31, 2022 No P&I advances are outstanding as prepayment activity remains sufficient to cover the GSEs’ remittance obligations Historical Trends in Delinquency and Foreclosure Rates(1) Note: Figures may not sum due to rounding (1) Owned MSR portfolio. Delinquency and foreclosure rates based on UPB. As of 6/30/22, the UPB of mortgage servicing rights owned by PMT totaled $226 billion.

22 PERFORMANCE OF PMT’S ORGANICALLY-CREATED INVESTMENTS IN GSE CREDIT RISK TRANSFER INVESTMENTS IN 2Q22

23 PERFORMANCE UPDATE AND LOSS MITIGATION ACTIVITY RELATED TO PMT’S ORGANICALLY-CREATED CRT INVESTMENTS (1) As of June 30, 2022 PMTT1-3: If all presently delinquent loans proceeded unmitigated to 180 days or more delinquent, additional losses incurred would be approximately $5 million(1) L Street Securities 2017-PM1: $5 million in net losses reversed in 2Q22; $6 million of losses reversed more than offset $1 million in additional realized losses Losses have the potential to reverse if the payment status of the related loan is reported as current after the conclusion of a CARES Act forbearance We believe the majority of potential loss reversals related to COVID-19 forbearance plans have been realized and do not expect a meaningful contribution from these loss reversals in the future

24 BALANCE SHEET TREATMENT OF PMT’S ORGANICALLY-CREATED CREDIT RISK TRANSFER INVESTMENTS Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Current cash collateralizing guarantee included in “Deposits securing credit risk transfer arrangements” Represents the fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of non-recourse liability issued by CRT trusts; represents value of interest-only payment after the maturity of PMT’s investments

25 FINANCING SUMMARY FOR PMT’S ORGANICALLY-CREATED CRT INVESTMENTS CRT term notes do not contain mark-to-market provisions Increased losses on CRT investments are not expected to accelerate amortization of the term notes All CRT term notes notes contain optional two-year extensions with coupon increase, except $244 million of 2-year term notes due December 2022

26 ASSESSMENT OF LOSS VARIES BY TRANSACTION FOR PMT’S ORGANICALLY-CREATED CRT INVESTMENTS (1) Fannie Mae has published clarification that the COVID-19 pandemic is a casualty event. Source: https://www.fanniemae.com/portal/funding-the-market/credit-risk/news/covid19-casualty-event-050120.html

27 PMT’S ORGANICALLY-CREATED INVESTMENTS IN CREDIT RISK TRANSFER (1) FICO and LTV metrics at origination (2) Losses due to liquidation of reference pool collateral. Losses in L Street Securities 2017-PM1 have potential for reversal – see slide 23 for additional details. (3) Interest reduction due to modification of reference pool collateral (4) Loans eligible for loss reversal are included as of 6/30/22 (5) Losses included for loans eligible for reversal as of 6/30/22 (UPB in billions)

28 CORRESPONDENT PRODUCTION ACQUISITIONS AND LOCKS BY PRODUCT Note: Figures may not sum due to rounding (1) PMT sells government-insured or guaranteed loans that it purchases from correspondent sellers to PennyMac Loan Services, LLC, and earns a sourcing fee and interest income for its holding period; PMT does not pay a fulfillment fee for government-insured or guaranteed loans

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